SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)
         New York                                       13-2774727
         (Jurisdiction of incorporation               (I.R.S. Employer
         or organization if not a U.S.                Identification No.)
         national bank)

         452 Fifth Avenue, New York, NY                  10018-2706
         (212) 525-5600                                  (Zip Code)
         (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                           Mpower Holding Corporation
               (Exact name of obligor as specified in its charter)

           Delaware                                   52-2232143
           (State or other jurisdiction               (I.R.S. Employer
           of incorporation or organization)          Identification No.)

           175 Sully's Trail, Suite 300
           Pittsford, NY                              14534
           (585) 218-6550                             (Zip Code)
           (Address of principal executive offices)


                            Unsecured Debt Securities
                         (Title of Indenture Securities)

                                                                General
Item 1. General Information.

              Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2. Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None

Item 16. List of Exhibits

Exhibit

T1A(i)       (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)      (1)    Certificate of the State of New York Banking Department
                    dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)            Not applicable.

T1A(iv)      (3)    Copy of the existing By-Laws of HSBC Bank USA as amended on
                    April 11, 2002.

T1A(v)              Not applicable.

T1A(vi)      (2)    Consent of HSBC Bank USA required by Section 321(b) of the
                    Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 23rd day of January, 2004.



                                                 HSBC BANK USA


                                                 By:  /s/ Frank J. Godino
                                                     -----------------------
                                                     Frank J. Godino
                                                     Vice President

                                                              Exhibit T1A (vii)

                         Board  of  Governors  of  the  Federal  Reserve System
                                                          OMB Number: 7100-0036
                                          Federal Deposit Insurance Corporation
                                                          OMB Number: 3064-0052
                                      Office of the Comptroller of the Currency
                                                          OMB Number: 1557-0081

Federal Financial Institutions Examination Council       Expires April 30, 2006
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                                                        Please refer to page i,
                                                        Table of Contents, for
                                                        the required disclosure
                                                        of estimated burden.
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Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business September 30, 2003       (19980930)
                                                        ------------
                                                        (R CRI 9999)


This report is required by law;  12 U.S.C. S.324                      This  report  form is to be filed by banks with branches and
(State member banks);  12 U.S.C. S.1817 (State nonmember              consolidated subsidiaries in U.S. territories and possessions,
 banks); and 12 U.S.C. S.161 (National banks).                        Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE:  The Reports of  Condition  and Income must be signed by an     The Reports of Condition and Income are to be prepared in
authorized  officer and the Report of Condition  must be attested     accordance with Federal regulatory authority instructions.
to by not less than two directors  (trustees) for State nonmember
banks and three directors for State member and National Banks.        We, the undersigned directors (trustees), attest to the
                                                                      correctness of this Report of Condition (including the
I,  Joseph R. Simpson, Controller                                     supporting schedules) and declare that it has been examined by
     Name and Title of Officer Authorized to Sign Report              us and to the best of our knowledge and belief has been
                                                                      prepared in conformance with the instructions issued by the
Of the  named  bank do  hereby  declare  that  these  Reports  of     appropriate Federal regulatory authority and is true and
Condition and Income  (including the supporting  schedules)  have     correct.
been prepared in conformance with the instructions  issued by the appropriate  Federal  regulatory  authority  and are  true to the best of my knowledge and believe.
                                                                      /s/ Sal H. Alfieri                    Director (Trustee)
   /s/ Jsoeph R. Simpson                                              -------------------------------------------------------------
-----------------------------------------------------------------     /s/ Bernard J. Kennedy                Director (Trustee)
Signature of Officer Authorized to Sign Report                        -------------------------------------------------------------
                                                                      /s/ Martin Glynn                      Director (Trustee)
             11/12/03                                                 -------------------------------------------------------------
-----------------------------------------------------------------
Date of Signature

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  Submission of Reports

  Each Bank must  prepare  its  Reports of  Condition  and Income      For electronic filing assistance, contact EDS Call report
  either:                                                              Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                       telephone (800) 255-1571.
  (a)  in  electronic  form and then file the  computer  data
       file  directly  with  the  banking  agencies'   collection      To fulfill the signature and attestation requirement for the
       agent,  Electronic Data System Corporation (EDS), by modem      Reports of Condition and Income for this report date, attach
       or  computer diskette; or                                       this signature page to the hard-copy for the completed report that the bank places in its files.
  b)   in hard-copy  (paper)  form and arrange for another  party to convert the paper  report to automated  for.  That party (if other than EDS) must transmit the bank's  computer data file to
  EDS.


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FDIC Certificate Number           0   0    5   8   9
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                                    (RCRI 9030)

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http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA
---------------------------------------------------------------------  ------------------------------------------------------------
Primary  Internet Web Address of Bank (Home Page), if any (TEXT        Legal Title of Bank (TEXT 9010)
4087)
(Example:  www.examplebank.com)                                        Buffalo
                                                                       ------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       N.Y.                                     14203
                                                                       ------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


                                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                                                of  Buffalo
------------------------------------------------------------------------
Name of Bank                                                       City

in the state of New York, at the close of business September 30, 2003


ASSETS


                                                                                        Thousands of dollars
Cash and balances due from depository institutions:
                                                                                       -----------------------
 a.  Non-interest-bearing balances currency and coin                                         $      2,350,034
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 b.  Interest-bearing balances                                                                      1,160,995
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   Held-to-maturity securities                                                                      4,213,089
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   Available-for-sale securities                                                                   14,211,802
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   Federal funds sold and securities purchased under agreements to resell:
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a. Federal funds sold in domestic offices                                                             633,000
b. Securities purchased under agreements to resell                                                  3,994,723
                                                                                       -----------------------
Loans and lease financing receivables:
                                                                                       -----------------------
   Loans and leases held for sale                                                            $      2,653,585
--------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                   $     42,180,013
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   LESS: Allowance for loan and lease losses                          434,830
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   Loans and lease, net of unearned income, allowance, and reserve                           $     41,745,183
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   Trading assets                                                                                  11,522,909
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   Premises and fixed assets                                                                          673,337
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Other real estate owned                                                                                11,310
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Investments in unconsolidated subsidiaries                                                            243,581
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Customers' liability to this bank on acceptances outstanding                                           80,310
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Intangible assets: Goodwill                                                                         2,211,273
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Intangible assets: Other intangible assets                                                            503,927
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Other assets                                                                                        3,948,333
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Total assets                                                                                       90,157,211
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LIABILITIES

Deposits:
   In domestic offices                                                                             42,764,284
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   Non-interest-bearing                                             6,078,506
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   Interest-bearing                                                36,685,778
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In foreign offices                                                                                 20,037,930
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   Non-interest-bearing                                              417,850
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   Interest-bearing                                               19,620,080
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



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Federal funds purchased and securities sold under agreements to repurchase:
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 a. Federal funds purchased in domestic offices                                 90,885
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 b. Securities sold under agreements to repurchase                             390,103
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Trading Liabilities                                                          8,070,149
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Other borrowed money                                                         5,316,355
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Bank's liability on acceptances                                                 80,130
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Subordinated notes and debentures                                            1,549,223
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Other liabilities                                                            4,181,576
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Total liabilities                                                           82,480,605
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Minority Interests in consolidated Subsidiaries                                    342
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EQUITY CAPITAL

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Perpetual preferred stock and related surplus                                       -
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Common Stock                                                                   205,000
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Surplus                                                                      6,420,202
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Retained earnings                                                              893,079
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Accumulated other comprehensive income                                         157,983
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Other equity capital components                                                      -
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Total equity capital                                                         7,676,264
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Total liabilities, minority interests and equity capital                    90,157,211
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